UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) April 11, 2012

Carnival Corporation	Carnival plc
(Exact name of registrant as specified in its charter)	(Exact name of registrant as specified in its charter)

Republic of Panama	England and Wales
(State or other jurisdiction of incorporation)	(State or other jurisdiction of incorporation)

1-9610	1-15136
(Commission File Number)	(Commission File Number)

59-1562976	98-0357772
(I.R.S. Employer Identification No.)	(I.R.S. Employer Identification No.)

3655 N.W. 87th Avenue Miami, Florida 33178-2428	Carnival House, 5 Gainsford Street, London SE1 2NE, United Kingdom
(Address of principal executive offices) (Zip Code)	(Address of principal executive offices) (Zip Code)

(305) 599-2600	011 44 20 7940 5381
(Registrant’s telephone number, including area code)	(Registrant’s telephone number, including area code)

None	None
(Former name or former address, if changed since last report.)	(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management.

Item 5.07 – Submission of Matters to a Vote of Security Holders.

The annual meetings of shareholders of Carnival Corporation and Carnival plc were held on April 11, 2012 (the “Annual Meetings”). On all matters which came before the Annual Meetings, holders of Carnival Corporation common stock and Carnival plc ordinary shares were entitled to one vote for each share held. Proxies for 685,881,161 shares entitled to vote were received in connection with the Annual Meetings.

The matters which were submitted to Carnival Corporation and Carnival plc’s shareholders for approval at the Annual Meetings and the tabulation of the final votes with respect to each such matter were as follows:

Director Elections.

	Proposal	Votes For	Votes Against	Abstentions	Broker Non-Votes
1.	To re-elect Micky Arison as a director of Carnival Corporation and Carnival plc	638,617,991	28,992,904	2,903,303	15,366,962
2	To re-elect Sir Jonathon Band as a director of Carnival Corporation and Carnival plc	664,306,838	4,579,600	1,627,761	15,366,962
3.	To re-elect Robert H. Dickinson as a director of Carnival Corporation and Carnival plc	611,618,839	56,906,533	1,938,826	15,366,962
4.	To re-elect Arnold W. Donald as a director of Carnival Corporation and Carnival plc	638,530,171	29,210,870	2,773,157	15,366,962
5.	To re-elect Pier Luigi Foschi as a director of Carnival Corporation and Carnival plc	639,643,991	29,215,114	1,655,094	15,366,962
6.	To re-elect Howard S. Frank as a director of Carnival Corporation and Carnival plc	636,636,183	32,240,740	1,637,276	15,366,962
7.	To re-elect Richard J. Glasier as a director of Carnival Corporation and Carnival plc	650,520,703	17,628,710	2,364,785	15,366,962
8.	To elect Debra Kelly-Ennis as a director of Carnival Corporation and Carnival plc	664,313,946	4,561,802	1,638,451	15,366,962
9.	To re-elect Modesto A. Maidique as a director of Carnival Corporation and Carnival plc	595,878,272	72,027,531	2,608,394	15,366,962
10.	To re-elect Sir John Parker as a director of Carnival Corporation and Carnival plc	652,789,884	15,120,248	2,603,827	15,366,962
11.	To re-elect Peter G. Ratcliffe as a director of Carnival Corporation and Carnival plc	633,438,898	35,128,071	1,947,229	15,366,962
12.	To re-elect Stuart Subotnick as a director of Carnival Corporation and Carnival plc	627,292,344	40,615,021	2,606,833	15,366,962
13.	To re-elect Laura Weil as a director of Carnival Corporation and Carnival plc	655,138,454	13,649,289	1,726,456	15,366,962
14.	To re-elect Randall J. Weisenburger as a director of Carnival Corporation and Carnival plc	643,995,023	24,562,459	1,956,716	15,366,962

Other Matters.

	Proposal	Votes For	Votes Against	Abstentions	Broker Non-Votes
15.	To re-appoint the UK firm of PricewaterhouseCoopers LLP as independent auditors of Carnival plc and to ratify the selection of the U.S. firm of PricewaterhouseCoopers LLP as the independent registered certified public accounting firm for Carnival Corporation	678,836,869	5,411,895	1,632,397	0
16.	To authorize the Audit Committee of Carnival plc to agree the remuneration of the independent auditors of Carnival plc	682,450,287	1,748,170	1,682,704	0
17.	To receive the UK accounts and reports of the directors and auditors of Carnival plc for the year ended November 30, 2011	678,874,294	2,992,112	4,014,754	0
18.	To approve the fiscal 2011 compensation of the named executive officers of Carnival Corporation & plc	640,603,945	40,811,985	4,465,229	0
19	To approve the Directors’ Remuneration Report of Carnival plc for the year ended November 30, 2011	631,861,702	43,426,679	10,592,778	0

	Proposal	Votes For	Votes Against	Abstentions	Broker Non-Votes
20.	To approve the giving of authority for the allotment new shares by Carnival plc	642,780,356	22,023,242	5,710,600	15,366,962
21.	To approve the disapplication of pre-emption rights in relation to the allotment of new shares by Carnival plc	677,811,072	6,197,534	1,872,554	0
22.	To approve a general authority for Carnival plc to buy back Carnival plc ordinary shares in the open market	679,741,308	1,152,815	4,987,037	0
23.	To consider a shareholder proposal	159,568,960	469,442,399	41,502,839	15,366,962

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Carnival Corporation		Carnival plc

By:	/s/ Arnaldo Perez	By:	/s/ Arnaldo Perez
Name: Arnaldo Perez		Name: Arnaldo Perez
Title: Senior Vice President, General Counsel & Secretary		Title: Senior Vice President, General Counsel & Company Secretary
Date: April 17, 2012		Date: April 17, 2012